UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21775

Oppenheimer International Diversified Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 4/29/2016

Item 1. Reports to Stockholders.

Annual Report 4/30/2016

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Oppenheimer International Diversified Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World ex USA Index
1-Year	-5.45%	-10.89%	-11.28%
5-Year	2.81	1.60	-0.13
10-Year	4.05	3.44	1.70

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*April 29, 2016, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2016.

2       OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Fund Performance Discussion1

In a volatile environment for global equity markets, the Fund’s Class A shares (without sales charge) produced a total return of -5.45% during the reporting period. However, the Fund outperformed its benchmark, the MSCI All Country World ex USA Index (“the Index”), which produced a return of -11.28% during the same period. The Fund’s outperformance versus the Index in this environment was supported by our emphasis on secular growth trends and the overall quality of companies held by the underlying funds in which the Fund invests.

MARKET OVERVIEW

The one-year reporting period was a tumultuous time for global equity markets. Numerous concerns resulted in market volatility during the reporting period, including the impact of slowing Chinese growth on commodities prices and the global economy, Greece’s debt situation, the strength of the U.S. dollar, along with the timing and impact of U.S. interest rate hikes. These factors created risk on/risk off market environments which tend to obscure fundamentals and increase market volatility. Finally, in December, the U.S. Federal Reserve (the “Fed”) enacted their long-awaited rate rise, to mixed reviews. In addition, plummeting energy prices, decelerating emerging

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master International Value Fund, LLC, which does not offer Class I shares.

3 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

market growth and sluggish developed market growth all contributed to an environment where investor sentiment swung back and forth like a pendulum to close 2015.

Volatility continued in the first four months of 2016. Adding to concerns over China’s slowing economy and falling crude oil prices were concerns of slowing global and domestic economic growth. However, sentiment improved in March as the Fed began to hint at lowering the trajectory of rate rises. Oil prices stabilized. Commodities, which have been declining from their super cycle peak for some time, rallied.

FUND REVIEW

The Fund’s portfolio consisted of five underlying Oppenheimer mutual funds during the reporting period: Oppenheimer International Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Master International Value Fund, LLC, Oppenheimer International Value Fund, and Oppenheimer International Small-Mid Company Fund.

In the tumultuous macroeconomic environment, the Fund’s driver of outperformance versus the Index was its investment in Oppenheimer International Small-Mid Company Fund. This underlying fund generated a positive total return and outperformed the negative return of its benchmark, the MSCI ACWI ex US SMID Net Index. The underlying fund’s outperformance was driven by stock selection in the health care, information technology and consumer discretionary sectors. Effective December 29, 2015, this underlying fund’s name changed from Oppenheimer International Small Company Fund to Oppenheimer International Small-Mid Company Fund and its benchmark changed from the MSCI All Country World Ex U.S. Small Cap Net Index to the MSCI ACWI ex US SMID Net Index. The new name and benchmark better reflect the underlying fund’s investment focus in small- and mid-cap companies outside of the U.S., and also enables the portfolio manager greater flexibility to invest in mid-cap stocks in addition to small-cap stocks.

Although the other underlying funds held by the Fund experienced declines during the reporting period, they all outperformed their respective benchmarks. The most significant detractor from absolute performance was Oppenheimer Developing Markets Fund. Challenges related to the overall market continued to impact this underlying fund’s performance. Whether it was decelerating growth in China, commodity price volatility, dramatic currency depreciations, and the Fed’s decision to raise interest rates, there was no shortage of macroeconomic headlines during the reporting period. This made for a volatile period for emerging markets. However, this underlying fund’s performance improved over the closing months of the reporting period.

STRATEGY & OUTLOOK

We made no material changes to the composition of the portfolio from prior

4 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

periods. At the close of the reporting period, the portfolio was comprised of Oppenheimer International Growth Fund, which was 30.5% based on total market value, Oppenheimer International Small-Mid Company Fund at 22.3%, Oppenheimer Master International Value Fund, LLC at 20%, Oppenheimer Developing Markets Fund at 17.7%, and Oppenheimer International Value Fund at 9.5%.

The Fund’s comprehensive approach to international investing spreads out risks associated with market capitalizations, investment styles, sectors, regions and countries. By allocating international assets across underlying funds managed by members of the Oppenheimer Global and Emerging Markets Equity teams, the Fund seeks to provide a more attractive balance between risk and reward than any single international strategy can provide on its own.

George R. Evans, CFA
Portfolio Manager

5 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Top Holdings and Allocations*

ASSET CLASS ALLOCATION

Foreign Equity Funds:	100.0%
Oppenheimer International Growth Fund, Cl. I	30.5%
Oppenheimer International Small-Mid Company Fund, Cl. I	22.3
Oppenheimer Master International Value Fund, LLC	20.0
Oppenheimer Developing Markets Fund, Cl. I	17.7
Oppenheimer International Value Fund, Cl. I	9.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on total market value. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

*April 29, 2016, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements.

6 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/16

	Inception Date	1-Year	5-Year		10-Year
Class A (OIDAX)	9/27/05	-5.45%	2.81%		4.05%
Class B (OIDBX)	9/27/05	-6.22	1.95		3.52
Class C (OIDCX)	9/27/05	-6.19	2.05		3.27
Class I (OIDIX)	8/28/12	-5.07	8.27	*	N/A
Class R (OIDNX)	9/27/05	-5.73	2.52		3.74
Class Y (OIDYX)	9/27/05	-5.27	3.07		4.37
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/16
	Inception Date	1-Year	5-Year		10-Year
Class A (OIDAX)	9/27/05	-10.89%	1.60%		3.44%
Class B (OIDBX)	9/27/05	-10.91	1.58		3.52
Class C (OIDCX)	9/27/05	-7.12	2.05		3.27
Class I (OIDIX)	8/28/12	-5.07	8.27	*	N/A
Class R (OIDNX)	9/27/05	-5.73	2.52		3.74
Class Y (OIDYX)	9/27/05	-5.27	3.07		4.37

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the MSCI All Country World ex USA Index. The MSCI All Country World ex USA Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance

7 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Actual	Beginning Account Value November 1, 2015	Ending Account Value April 29, 2016	Expenses Paid During 6 Months Ended April 29, 2016
Class A	$ 1,000.00	$ 994.60	$ 3.16
Class B	1,000.00	989.90	6.91
Class C	1,000.00	990.30	6.86
Class I	1,000.00	995.90	0.99
Class R	1,000.00	993.10	4.40
Class Y	1,000.00	995.30	1.93

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.56	3.20
Class B	1,000.00	1,017.80	7.01
Class C	1,000.00	1,017.85	6.96
Class I	1,000.00	1,023.74	1.00
Class R	1,000.00	1,020.33	4.46
Class Y	1,000.00	1,022.80	1.95

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.64%
Class B	1.40
Class C	1.39
Class I	0.20
Class R	0.89
Class Y	0.39

10 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF INVESTMENTS April 29, 2016*

	Shares	Value
Investment Companies—99.9%[1]
Foreign Equity Funds—99.9%
Oppenheimer Developing Markets Fund, Cl. I	15,103,945	$465,805,651
Oppenheimer International Growth Fund, Cl. I	21,906,567	799,370,647
Oppenheimer International Small-Mid Company Fund, Cl. I	15,920,804	584,293,525
Oppenheimer International Value Fund, Cl. I	14,439,776	250,096,914
Oppenheimer Master International Value Fund, LLC	47,069,287	526,051,994

Total Investments, at Value (Cost $1,995,766,282)	99.9%	2,625,618,731
Net Other Assets (Liabilities)	0.1	2,862,594
Net Assets	100.0%	$2,628,481,325

Footnotes to Statement of Investments

* April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2015	Gross Additions	Gross Reductions	Shares April 29, 2016[a]
Oppenheimer Developing Markets Fund, Cl. I	15,630,919	609,198	1,136,172	15,103,945
Oppenheimer International Growth Fund, Cl. I	22,465,857	880,940	1,440,230	21,906,567
Oppenheimer International Small-Mid Company Fund, Cl. Ib	16,414,043	461,204	954,443	15,920,804
Oppenheimer International Value Fund, Cl. I	14,284,032	155,744	—	14,439,776
Oppenheimer Master International Value Fund, LLC	49,807,275	1,940,271	4,678,259	47,069,287

	Value	Income		Realized Gain (Loss)
Oppenheimer Developing Markets Fund, Cl. I	$465,805,651	$4,542,720		$(7,681,712)
Oppenheimer International Growth Fund, Cl. I	799,370,647	10,200,892		(276,721)
Oppenheimer International Small-Mid Company Fund, Cl. Ib	584,293,525	2,248,483		1,810,800
Oppenheimer International Value Fund, Cl. I	250,096,914	2,658,544		—
Oppenheimer Master International Value Fund, LLC	526,051,994	11,398,520	[c]	(18,186,743)	[c]

Total	$2,625,618,731	$31,049,159		$(24,334,376)

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Prior to December 29, 2015, the Fund was named Oppenheimer International Small Company Fund.

c. Represents the amount allocated to the Fund from Oppenheimer Master International Value Fund, LLC.

See accompanying Notes to Financial Statements.

11 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES April 29, 20161

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $1,995,766,282)	$2,625,618,731

Receivables and other assets:
Shares of beneficial interest sold	6,355,608
Investments sold	1,632,548
Other	106,934

Total assets	2,633,713,821

Liabilities
Bank overdraft	1,132,605

Payables and other liabilities:
Shares of beneficial interest redeemed	3,506,982
Distribution and service plan fees	402,000
Trustees’ compensation	138,002
Shareholder communications	13,870
Other	39,037

Total liabilities	5,232,496

Net Assets	$2,628,481,325

Composition of Net Assets
Par value of shares of beneficial interest	$188,014

Additional paid-in capital	2,551,179,202

Accumulated net investment loss	(6,356,362)

Accumulated net realized loss on investments	(546,381,978)

Net unrealized appreciation on investments	629,852,449

Net Assets	$2,628,481,325

12 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,343,636,137 and 95,930,599 shares of beneficial interest outstanding)	$14.01
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$14.86

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,560,046 and 1,716,632 shares of beneficial interest outstanding)	$13.72

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $428,917,145 and 31,332,970 shares of beneficial interest outstanding)	$13.69

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $124,159,078 and 8,741,737 shares of beneficial interest outstanding)	$14.20

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $165,914,542 and 11,987,550 shares of beneficial interest outstanding)	$13.84

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $542,294,377 and 38,304,953 shares of beneficial interest outstanding)	$14.16

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

13 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF OPERATIONS For the Year Ended April 29, 20161

Allocation of Income and Expenses from Master Fund[2]
Net investment income allocated from Oppenheimer Master International Value Fund, LLC:
Dividends	$11,398,520
Net expenses	(4,484,123)

Net investment income allocated from Oppenheimer Master International Value Fund, LLC	6,914,397

Investment Income
Dividends from affiliated companies	19,650,639

Interest	1,084

Total investment income	19,651,723

Expenses
Distribution and service plan fees:
Class A	3,474,198
Class B	315,084
Class C	4,540,260
Class R	813,560

Transfer and shareholder servicing agent fees:
Class A	3,079,713
Class B	69,396
Class C	1,000,009
Class I	31,676
Class R	358,575
Class Y	1,130,097

Shareholder communications:
Class A	25,043
Class B	2,002
Class C	9,281
Class I	631
Class R	1,837
Class Y	6,233

Custodian fees and expenses	51,831

Trustees’ compensation	42,316

Borrowing fees	35,319

Other	71,816

Total expenses	15,058,877

Net Investment Income	11,507,243

14 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Realized and Unrealized Loss
Net realized loss on investments from affiliated companies	$(6,147,633)

Net realized loss allocated from Oppenheimer Master International Value Fund, LLC	(18,186,743)

Net realized loss	(24,334,376)

Net change in unrealized appreciation/depreciation on investments	(117,892,862)

Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master
International Value Fund, LLC	(33,875,640)

Net change in unrealized appreciation/depreciation	(151,768,502)

Net Decrease in Net Assets Resulting from Operations	$(164,595,635)

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 29, 2016[1]	Year Ended April 30, 2015

Operations
Net investment income	$11,507,243	$18,025,929

Net realized gain (loss)	(24,334,376)	5,612,780

Net change in unrealized appreciation/depreciation	(151,768,502)	26,407,930

Net increase (decrease) in net assets resulting from operations	(164,595,635)	50,046,639

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(13,052,928)	(9,362,295)
Class B	—	—
Class C	(835,683)	—
Class I	(1,564,520)	(890,214)
Class R2	(1,071,703)	(873,978)
Class Y	(6,129,430)	(4,743,610)

	(22,654,264)	(15,870,097)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(83,793,909)	(168,593,824)
Class B	(15,509,063)	(21,715,167)
Class C	(38,445,436)	(22,199,734)
Class I	39,701,230	12,220,193
Class R2	2,188,806	(34,043,211)
Class Y	39,109,600	56,981,473

	(56,748,772)	(177,350,270)

Net Assets
Total decrease	(243,998,671)	(143,173,728)

Beginning of period	2,872,479,996	3,015,653,724

End of period (including accumulated net investment income (loss) of ($6,356,362) and $4,790,659, respectively)	$2,628,481,325	$2,872,479,996

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.96	$14.73	$13.11	$11.30	$13.03

Income (loss) from investment operations:
Net investment income[2]	0.07	0.10	0.09	0.12	0.22
Net realized and unrealized gain (loss)	(0.89)	0.22	1.65	1.90	(1.69)

Total from investment operations	(0.82)	0.32	1.74	2.02	(1.47)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.09)	(0.12)	(0.21)	(0.26)

Net asset value, end of period	$14.01	$14.96	$14.73	$13.11	$11.30

Total Return, at Net Asset Value[3]	(5.45)%	2.21%	13.23%	18.06%	(11.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,343,636	$1,527,713	$1,677,504	$1,344,557	$1,153,159

Average net assets (in thousands)	$1,398,744	$1,581,956	$1,511,242	$1,163,778	$1,116,268

Ratios to average net assets:[4,5]
Net investment income	0.52%	0.70%	0.66%	1.05%	1.99%
Expenses excluding specific expenses listed below	0.65%	0.65%	0.68%	0.68%	0.68%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.65%	0.65%	0.68%	0.68%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.65%	0.65%	0.68%	0.67%	0.68%

Portfolio turnover rate	3%	7%	18%	9%	13%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	1.26%
Year Ended April 30, 2015	1.26%
Year Ended April 30, 2014	1.31%
Year Ended April 30, 2013	1.40%
Year Ended April 30, 2012	1.37%

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.63	$14.42	$12.85	$11.06	$12.73

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)	(0.01)	(0.04)	0.02	0.11
Net realized and unrealized gain (loss)	(0.87)	0.22	1.61	1.86	(1.64)

Total from investment operations	(0.91)	0.21	1.57	1.88	(1.53)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.09)	(0.14)

Net asset value, end of period	$13.72	$14.63	$14.42	$12.85	$11.06

Total Return, at Net Asset Value[3]	(6.22)%	1.46%	12.22%	17.07%	(11.87)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,560	$41,707	$63,052	$82,632	$104,293

Average net assets (in thousands)	$31,464	$50,076	$72,836	$88,638	$115,004

Ratios to average net assets:[4,5]
Net investment income (loss)	(0.29)%	(0.05)%	(0.22)%	0.15%	1.04%
Expenses excluding specific expenses listed below	1.40%	1.40%	1.54%	1.69%	1.68%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.40%	1.40%	1.54%	1.69%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.40%	1.52%	1.57%	1.57%

Portfolio turnover rate	3%	7%	18%	9%	13%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	2.01%
Year Ended April 30, 2015	2.01%
Year Ended April 30, 2014	2.17%
Year Ended April 30, 2013	2.41%
Year Ended April 30, 2012	2.37%

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class C	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.62	$14.41	$12.85	$11.08	$12.75

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	(0.00)[3]	(0.02)	0.04	0.13
Net realized and unrealized gain (loss)	(0.87)	0.21	1.61	1.86	(1.64)

Total from investment operations	(0.90)	0.21	1.59	1.90	(1.51)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	0.00	(0.03)	(0.13)	(0.16)

Net asset value, end of period	$13.69	$14.62	$14.41	$12.85	$11.08

Total Return, at Net Asset Value[4]	(6.19)%	1.46%	12.35%	17.20%	(11.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$428,917	$500,310	$516,602	$409,450	$370,541

Average net assets (in thousands)	$454,130	$501,925	$462,164	$362,107	$389,384

Ratios to average net assets:[5,6]
Net investment income (loss)	(0.24)%	(0.02)%	(0.09)%	0.31%	1.16%
Expenses excluding specific expenses listed below	1.40%	1.40%	1.42%	1.43%	1.45%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.40%	1.40%	1.42%	1.43%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.40%	1.42%	1.42%	1.45%

Portfolio turnover rate	3%	7%	18%	9%	13%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	2.01%
Year Ended April 30, 2015	2.01%
Year Ended April 30, 2014	2.05%
Year Ended April 30, 2013	2.15%
Year Ended April 30, 2012	2.14%

See accompanying Notes to Financial Statements.

19 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$15.17	$14.94	$13.24	$11.25

Income (loss) from investment operations:
Net investment income[3]	0.14	0.17	0.14	0.05
Net realized and unrealized gain (loss)	(0.91)	0.22	1.74	2.21

Total from investment operations	(0.77)	0.39	1.88	2.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.16)	(0.18)	(0.27)

Net asset value, end of period	$14.20	$15.17	$14.94	$13.24

Total Return, at Net Asset Value[4]	(5.07)%	2.68%	14.17%	20.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,159	$90,659	$77,012	$10,196

Average net assets (in thousands)	$105,658	$82,045	$43,239	$4,967

Ratios to average net assets:[5,6]
Net investment income	0.99%	1.16%	1.03%	0.59%
Expenses excluding specific expenses listed below	0.21%	0.21%	0.21%	0.27%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	0.21%	0.21%	0.21%	0.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.21%	0.21%	0.21%	0.26%

Portfolio turnover rate	3%	7%	18%	9%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from August 28, 2012 (inception of offering) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	0.82%
Year Ended April 30, 2015	0.82%
Year Ended April 30, 2014	0.84%
Period Ended April 30, 2013	0.99%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class R	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.78	$14.56	$12.97	$11.19	$12.89

Income (loss) from investment operations:
Net investment income[2]	0.04	0.07	0.05	0.09	0.19
Net realized and unrealized gain (loss)	(0.89)	0.21	1.62	1.87	(1.67)

Total from investment operations	(0.85)	0.28	1.67	1.96	(1.48)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.06)	(0.08)	(0.18)	(0.22)

Net asset value, end of period	$13.84	$14.78	$14.56	$12.97	$11.19

Total Return, at Net Asset Value[3]	(5.73)%	1.96%	12.90%	17.64%	(11.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$165,915	$175,025	$206,864	$140,798	$116,120

Average net assets (in thousands)	$162,876	$201,690	$166,750	$119,129	$111,079

Ratios to average net assets:[4,5]
Net investment income	0.26%	0.49%	0.38%	0.76%	1.67%
Expenses excluding specific expenses listed below	0.90%	0.90%	0.94%	1.01%	1.00%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.90%	0.90%	0.94%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.94%	1.00%	1.00%

Portfolio turnover rate	3%	7%	18%	9%	13%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	1.51%
Year Ended April 30, 2015	1.51%
Year Ended April 30, 2014	1.57%
Year Ended April 30, 2013	1.73%
Year Ended April 30, 2012	1.69%

See accompanying Notes to Financial Statements

21 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012

Per Share Operating Data
Net asset value, beginning of period	$15.13	$14.89	$13.25	$11.42	$13.16

Income (loss) from investment operations:
Net investment income[2]	0.11	0.15	0.13	0.16	0.24
Net realized and unrealized gain (loss)	(0.91)	0.22	1.66	1.91	(1.70)

Total from investment operations	(0.80)	0.37	1.79	2.07	(1.46)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.13)	(0.15)	(0.24)	(0.28)

Net asset value, end of period	$14.16	$15.13	$14.89	$13.25	$11.42

Total Return, at Net Asset Value[3]	(5.27)%	2.56%	13.50%	18.31%	(10.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$542,294	$537,066	$474,620	$308,400	$214,653

Average net assets (in thousands)	$513,532	$520,362	$385,307	$246,307	$192,114

Ratios to average net assets:[4,5]
Net investment income	0.77%	1.00%	0.95%	1.36%	2.13%
Expenses excluding specific expenses listed below	0.40%	0.40%	0.42%	0.44%	0.49%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.40%	0.40%	0.42%	0.44%	0.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.40%	0.40%	0.42%	0.43%	0.49%

Portfolio turnover rate	3%	7%	18%	9%	13%

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 29, 2016	1.01%
Year Ended April 30, 2015	1.01%
Year Ended April 30, 2014	1.05%
Year Ended April 30, 2013	1.16%
Year Ended April 30, 2012	1.18%

22 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS April 29, 2016

1. Organization

Oppenheimer International Diversified Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a subadvisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

23 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open

24 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

2. Significant Accounting Policies (Continued)

for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 29, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$10,424,290	$—	$433,995,625	$500,820,242

1. At period end, the Fund had $433,995,625 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$79,773,806
2018	315,770,085
No expiration	38,451,734

Total	$433,995,625

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $20,177,058 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended April 30, 2016	Year Ended April 30, 2015

Distributions paid from:
Ordinary income	$22,654,264	$15,870,097

The aggregate cost of securities and other investments and the composition of unrealized

25 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,124,798,489

Gross unrealized appreciation	$658,694,554
Gross unrealized depreciation	(157,874,312)

Net unrealized appreciation	$500,820,242

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 31, 2015, and interim periods within those fiscal years, with early adoption permitted. This has been adopted as reflected in Note 3.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable investment companies. For each investment company, the net asset value per share for a class of shares is determined as of 4:00 P.M. eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange. This is calculated by dividing the value of the investment company’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

26 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

3. Securities Valuation (Continued)

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

27 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$2,099,566,737	$—	$—	$2,099,566,737

Total Investments, at Value	2,099,566,737	—	—	2,099,566,737

Other Financial Instruments:
Total Assets excluding investment companies valued using practical expedient	$2,099,566,737	$—	$—	2,099,566,737

Investment company valued using practical expedient				526,051,994

Total Assets				$2,625,618,731

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager (“Underlying Funds”). The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

28 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

4. Investments and Risks (Continued)

Significant Holdings. At period end, the Fund’s investment in Oppenheimer International Growth Fund, accounted for 30.5% of the Fund’s net assets. Additional information on Oppenheimer International Growth Fund, including the audited financials, can be found on the SEC website.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master International Value Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of the Master Fund is to seek capital appreciation. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain (loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Fund owns 100.0% of the Master Fund at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income

29 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 29, 2016[1]		Year Ended April 30, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	15,657,053	$220,961,054	21,592,612	$314,509,673
Dividends and/or distributions reinvested	864,663	11,932,359	616,336	8,622,533
Redeemed	(22,688,248)	(316,687,322)	(34,010,203)	(491,726,030)

Net decrease	(6,166,532)	$(83,793,909)	(11,801,255)	$(168,593,824)

Class B
Sold	64,961	$911,001	78,796	$1,131,419
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,198,375)	(16,420,064)	(1,601,183)	(22,846,586)

Net decrease	(1,133,414)	$(15,509,063)	(1,522,387)	$(21,715,167)

Class C
Sold	4,034,511	$55,791,859	5,389,155	$76,740,521
Dividends and/or distributions reinvested	56,297	761,691	—	—
Redeemed	(6,973,404)	(94,998,986)	(7,026,154)	(98,940,255)

Net decrease	(2,882,596)	$(38,445,436)	(1,636,999)	$(22,199,734)

Class I
Sold	4,277,924	$61,186,135	1,787,220	$26,457,573
Dividends and/or distributions reinvested	111,899	1,564,344	62,814	890,073
Redeemed	(1,622,429)	(23,049,249)	(1,029,802)	(15,127,453)

Net increase	2,767,394	$39,701,230	820,232	$12,220,193

30 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended April 29, 2016[1]		Year Ended April 30, 2015
	Shares	Amount	Shares	Amount
Class R2
Sold	3,637,577	$50,440,243	3,951,077	$56,675,906
Dividends and/or distributions reinvested	72,290	986,761	59,417	821,733
Redeemed	(3,562,649)	(49,238,198)	(6,380,219)	(91,540,850)

Net increase (decrease)	147,218	$2,188,806	(2,369,725)	$(34,043,211)

Class Y
Sold	12,802,683	$181,005,980	15,562,747	$229,806,066
Dividends and/or distributions reinvested	404,351	5,636,652	308,963	4,365,644
Redeemed	(10,409,113)	(147,533,032)	(12,229,497)	(177,190,237)

Net increase	2,797,921	$39,109,600	3,642,213	$56,981,473

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$92,161,680	$170,657,479

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.56%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the indirect management fees (after all applicable waivers) from the Fund’s investments in the Underlying Funds.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund. Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on

31 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	6,991
Accumulated Liability as of April 29, 2016	48,138

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund

32 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

8. Fees and Other Transactions with Affiliates (Continued)

reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 29, 2016	$312,088	$3,653	$28,735	$31,253	$136

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

33 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

34 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Diversified Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Diversified Fund, including the statement of investments, as of April 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 29, 2016, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Diversified Fund as of April 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

June 10, 2016

35 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.57% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $31,949,785 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $442 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $4,481,636 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $35,520,643 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

36 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer International Diversified Fund	12/22/15	40.4%	0.0%	59.6%

38 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non- profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005);Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

39 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios

40 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Mary F. Miller, Continued	in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003),Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

41 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013- December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Evans, Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 2005) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Director of Equities of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub- Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

42 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer (April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

43 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

44 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

45 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

46 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

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47 OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0195.001.0416 June 23, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $23,300 in fiscal 2016 and $22,400 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $254 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $445,440 in fiscal 2016 and $1,015,688 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $468,498 in fiscal 2016 and $550,189 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $914,192 in fiscal 2016 and $1,565,877 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Diversified Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2016